Exhibit 13(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA FUNDS

FOR THE PERIOD ENDED DECEMBER 31, 2023

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Funds (the “Fund”) on Form N-CSR for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his or her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Marijn P. Smit	Date:	March 4, 2024
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Vincent J. Toner	Date:	March 4, 2024
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.